                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Steven C. Beering, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 20, 1998                     /S/  Steven C. Beering
                                             ----------------------------
                                             Steven C. Beering

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, James T. Morris, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 25, 1998                     /S/  James T. Morris
                                             -------------------------
                                             James T. Morris

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Arthur J. Decio, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 23, 1998                     /S/  Arthur J. Decio
                                             -------------------------
                                             Arthur J. Decio

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that I, Gary L. Neale, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 19, 1998                         /S/  Gary L. Neale
                                    --------------------------------------------
                                                 Gary L. Neale

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Ernestine M. Raclin, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 23, 1998                     /S/  Ernestine M. Raclin
                                             -----------------------------
                                             Ernestine M. Raclin

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Denis E. Ribordy, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 24, 1998                     /S/  Denis E. Ribordy
                                             --------------------------
                                             Denis E. Ribordy

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Ian M. Rolland, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 25, 1998                     /S/  Ian M. Rolland
                                             ------------------------
                                             Ian M. Rolland

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Edmund A. Schroer, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 26, 1998                     /S/  Edmund A. Schroer
                                             ---------------------------
                                             Edmund A. Schroer

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, John W. Thompson, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 25, 1998                     /S/  John W. Thompson
                                             --------------------------
                                             John W. Thompson

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Welsh, hereby constitute and appoint Stephen P. Adik and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-4 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of the Common Shares of the Corporation issuable pursuant to the Agreement and Plan of Merger, dated as of December 18, 1997, by and between the Corporation and Bay State Gas Company, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED: February 24, 1998                     /S/  Robert J. Welsh
                                             -------------------------
                                             Robert J. Welsh